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Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated February 1, 2017
To Prospectus Dated May 1, 2016
Important Information about a Change in Control
This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.
Effective on or about February 1, 2017, the ultimate control person of Security Benefit Life Insurance Company is Todd L. Boehly. The first paragraph describing the company under INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS is replaced with the following:
Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998 The Company is ultimately controlled by Todd L. Boehly. Mr. Boehly is engaged in investing in a wide range of businesses.

Please Retain This Supplement For Future Reference